UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-14989	25-1723342
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700			15219
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Pursuant to the Stipulation, dated July 14, 2020, and the Order Regarding Mootness Fee Request, Notice and Closing of Case Order, entered into by the Court of Chancery of the State of Delaware on July 22, 2020 (the “Stipulation and Order”), WESCO International, Inc. (“WESCO”), as successor by merger to Anixter International Inc. (“Anixter”), is hereby filing as Exhibit 99.1 to this Current Report on Form 8-K, a copy of the notice of mootness fee payment and closing of case (the “Notice”) on behalf of Anixter. The Notice relates to the resolution of the previously disclosed shareholder derivative litigation filed by Teamsters Union No. 142 Pension Fund in the Delaware Court of Chancery against Anixter, Anixter’s directors, and Clayton, Dubilier & Rice, LLC and its affiliates, alleging various claims, including breach of fiduciary duties by the named defendants.
Anixter and the other defendants have denied and continue to deny any liability or wrongdoing in connection with the allegations contained in the lawsuit.
This Current Report on Form 8-K and exhibits may contain types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve known and unknown risks, uncertainties. Forward-looking statements are identified by words such as “anticipate,” “plan,” “believe,” “estimate,” “intend,” “expect,” “project,” “will” and similar words, phrases or expressions. These statements are based on our current expectations and beliefs and are subject to inherent risks and uncertainties that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement because of new information or future developments or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Mootness Fee Payment and Closing of Case.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

July 24, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer